Global Axcess Corp

Global Axcess Corp™

Presented by: George A. McQuain
President and CEO
December 2010

OTC BB: GAXC

Safe Harbor

The Safe Harbor Statements in our earnings release, 8-K, 10-Q and 10-K filings also apply to this presentation.

Readers and listeners are cautioned not to base their entire analysis of the Company's business and prospects upon isolated predictions or comments, but instead are encouraged to utilize the entire available mix of historical and forward-looking information made available by the Company, and other information affecting the Company and its products, when evaluating the Company's prospective results of operations. For further information on factors that could impact Global Axcess Corp and statements contained in this presentation, reference should be made to Global Axcess Corp's filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. You can access such filings at http://www.sec.gov.

This presentation contains non-GAAP measures relating to the company's performance. You can find the reconciliation of those measures to the nearest comparable GAAP measures in the appendix at the end of this presentation.

You should not unduly rely on any forward-looking statements, and we assume no obligation to update them. All information in the presentation is as of December 9, 2010, and we do not intend, and undertake no duty, to update this presentation.

Investment Highlights

Global Axcess Corp (OTC BB: GAXC)

- **Stable, growing and profitable self service kiosk business operating in the ATM and DVD rental kiosk markets**
- **Existing business:**
  - 5th largest non-bank ATM company in the U.S.
  - 3rd largest DVD rental kiosk company in the U.S.
  - 4,900 kiosks in 43 states
  - Recurring revenue model focused on a ~$150 billion industry
  - Positioned to grow


ATM


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Strategic Approach

- Build upon our core competencies and standard processes
- Organically grow our ATM business
- Enter new unattended retail self-service kiosk markets
- Chose to enter proven markets where we can be successful



Competitive Advantages

- **Superior operational excellence (relative to peers/competitors)**
- **Strong customer service**
- **Low turnover (typically auto-renewed)**
- **Prompt payouts (others are slow)**
- **How big is Global Axcess?**
  - 4,900 self service kiosks
  - 2009 revenues of $21.5 million
  - $11.9 million market cap at 11/30/10
  - 5th largest non-bank ATM company in the U.S
  - 3rd largest DVD kiosk company in the U.S


ATM

Industry Leading Quality

- **GAXC ATMs have little downtime:**
  - ∆ Average 99.2% uptime
  - ∆ ISO industry average 96.9%
- **GAXC pays quickly and on-time**
- **GAXC provides personal and professional service**


ATM Availability: Up-time Percentage
Far better than direct competitors
100.0%
99.0%
98.0%
97.0%
96.0%
95.0%
99.2%
98.6%
97.1%
96.9%
0.976
GAXC Clients
Large Banks
Other Banks
ISO/Non-Bank
In-House

Two Major ATM Segments

ATM industry estimated to be between $7.5B and $12.5B annually

Merchant

Who:	Independent "mom and pop" bars, restaurants, hotels, strip clubs, markets, and convenience stores
What:	GAXC sells and installs the ATM to the merchant; provides ongoing processing services
Margins:	Becomes profitable quickly; low ongoing margins; **Accounts for 2/3 of ATMs, 1/3 of GM $**
Market:	Approximately $1.1 – $1.8 billion in the U.S.; Highly fragmented

Placement

Who:	Chains of grocery stores convenience stores and hotels
What:	GAXC owns the ATMs and provides turnkey services: GAXC monitors, processes transactions, and provides currency loading services
Margins:	Takes longer to become profitable; higher ongoing margins; **Accounts for 1/3 of ATMS, 2/3 of GM $**
Market:	Approximately $2.5 - $4.1 billion in the U.S.; Highly fragmented

GAXC maintains a leadership position in both segments

Diverse Industries Served and Geographic Distribution

- **GAXC's primary focus represents a $1.2B annual opportunity; tends to be recession-resistant**
- **Target locations with high levels of foot traffic and a need for access to cash**
- **Historically avoided locations that require fixed fees (shopping malls)**
- **Major customers allow GAXC to select the profitable locations and avoid unprofitable ones**


ATM Locations on the NMS Network


Check Cashing
Other
Hotel
Bar/Club
Restaurant
Grocery Store
Conv. Store
GAXC's primary focus

MEGA-Trend: Self Service, A Way of Life

- **By 2010, self-service will account for 6 out of every 10 customer service interactions – *Gartner research***
- **Consumers are 77% more likely to do business with companies that offer self-service – *Buzzback***
- **Over the next 5 years…**
  - ∆ ATMs will surpass 2 million units installed worldwide
  - ∆ Self Check Out will eclipse $1.7 trillion in transaction value – ***IHL***
- **U.S. unattended retail self service kiosk market = $150 Billion**

TIME

10 Ideas that are Changing the World
#2 End of Customer Service

- **Businesses are forced to interact with a changing consumer**
- **Customers want an accelerated pace: businesses in all verticals are looking to self service to satisfy the need**
- **Bill Nuti: 'Businesses will get smarter on how they serve their customers'**

Product Diversification

- **Beyond ATMs**
  - GAXC's expertise extends beyond ATMs to any self-service kiosk
  - The growing trend to self-service, coupled with impatient consumers, works to our advantage
  - First application: self-service DVD rental kiosks
- **Higher revenue and GM contribution than ATMs**
- **GAXC rolled out 320 DVD kiosks in Q3, 2010**
- **Signed a Definitive Agreement to acquire Tejas Video Partners**
  - Over 260 kiosk locations
  - Over 70 military facilities


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Shift to Digital Media


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Movie rental value
2005
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E
Digital Rental
VOD/NVOD
Kiosk
Subscription
Brick and Mortar

Source: Adams Media Research, May 2010

Alternative Pricing Plans
Streaming Content


Price Per DVD
$0
$2
$4
$6
$8
Instaflix
VUDU
Blockbuster
CinemaNow
Comcast
DirecTV

$1 price point for new releases remains unmatched

Factors:

- Internet heavy usage surcharges
- >30% of U.S. households do not have high speed Internet
- Portability
- Streaming catalog
- Image/sound quality and special features

Growth Strategy

Grow ATM business
- Capture market share currently held by competitors
- Expand existing ATM relationships

Grow DVD kiosk business
- Capture market share currently held by competitors
- Enter underserved market segments

Cross sell existing relationships
- Convert ATM clients into DVD clients
- Open doors for ATMs via DVD opportunities

Add other self-service kiosk businesses
- Identify existing markets with opportunity
- Evaluate potential acquisitions

A New Beginning

2006-2009 Stabilized ATM business

2010 Launched DVD Kiosk business, acquiring Tejas. Positioning for growth.

2011 GROWTH

Revenue Growth	Gross Margin	Profit

#1
Sequential increases in revenue, particularly DVD-related revenue.



#2
Consolidated gross margin improves due to contribution from DVDs



#3
Achieve EBITDA break-even on DVD business


Profit

#4
DVD kiosks contribute positively to net income

Core ATM Business

Characteristics

- Low operating leverage
  High fixed overhead
- Margin pressure from renewals

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Revenue concentration
- Competition for renewals
- Interchange rates
- Interest rate increase

CORE ATM

Revenue:	$21-22M
GM %:	40-44%
EBITDA %:	13-16%
Capex:	$1.5-2.0M

ATM Pipeline

Characteristics

- High operating leverage
  Low fixed overhead
- Margin pressure

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Competition
- Interchange rates
- Interest rate increase

ATM PIPELINE

Revenue:	$3–5M
GM %:	25-35%
EBITDA%:	25-30%
Capex:	$1.0-2.0M

ATM "Whale"

Characteristics

- High operating leverage
  Some increased overhead
- Lower gross margin

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Customer concentration
- Heavy competition
- Interchange rates
- Interest rate increase

ATM WHALE

Revenue:	$6–8M
GM %:	20-30%
EBITDA%:	16-22%
Capex:	$1.0-3.0M

Core DVD Business

Characteristics

- Low operating leverage
  High fixed overhead

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Revenue concentration
- Emerging technologies
- Platform/Manufacturer

CORE DVD*

Revenue:	$9-11M
GM %:	28-35%
EBITDA%:	14-17%
Capex:	$2.0-2.5M

* Includes integration of Tejas Video Acquisition

DVD Pipeline

Characteristics

- Moderate operating leverage
  Moderate fixed overhead

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Competition
- Emerging technologies
- Platform/Manufacturer

DVD PIPELINE

Revenue:	$5–10M
GM %:	28-35%
EBITDA%:	18-23%
Capex:	$3.0-5.0M

DVD "Whale"

Characteristics

- High operating leverage
  Moderate fixed overhead

Key Levers

- Top line growth
- Economies of scale

Key Risks

- Revenue concentration
- Competition
- Emerging technologies
- Platform/Manufacturer

DVD WHALE

Revenue:	$5.0–7.0M
GM %:	27-35%
EBITDA%:	17-25%
Capex:	$2.5-4.0M

Medium-Term Business Model*


*Medium Term = 1 – 2 years
EBITDA
EBITDA 13-16%
Revenue: $30-33M
Existing Business plus normal organic growth
EBITDA 15-19%
Revenue: $38-$48M
25 % close rate of both ATM and DVD prospects (but no "whales")
EBITDA 15-20%
Revenue: $44-$56M
25 % close rate of both ATM and DVD prospects plus one ATM "whale"
EBITDA 15-20%
Revenue: $49-63M
25 % close rate of both ATM and DVD prospects and one ATM and DVD "whale"
Opportunity

Revenue & Adjusted EBITDA

Revenue

(In $thousands)



25,000
20,000
15,000
10,000
5,000
0
$10,202
$13,908
$19,526
$21,437
$21,751
$22,171
$21,495
$16,666
2003
2004
2005
2006
2007
2008
2009
YTD2010
Through 9 months

Adjusted EBITDA

(In $thousands)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
$1,209
$1,950
$1,429
($1,160)
$4,013
$4,558
$4,740
$2,591
2003
2004
2005
2006
2007
2008
2009
YTD2010
Through 9 months

Global Axcess Corp™

Gross Profit and %

Gross Profit

(In $thousands)



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,824
$5,703
$8,004
$9,032
$9,045
$9,832
$10,178
$7,338
2003
2004
2005
2006
2007
2008
2009
YTD2010
Through 9 months

Gross Profit %



48.00
46.00
44.00
42.00
40.00
38.00
36.00
34.00
43.56
44.25
43.39
43.56
47.25
47.60
47.50
47.00
46.90
45.59
39.90
Q1 08
Q2 08
Q308
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10

Free Cash Flow



Free Cash Flow
(In $thousands)
$4,000
$3,000
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
($350)
($1,049)
($538)
$304
$1,679
$2,689
$3,392
($2,269)
2003
2004
2005
2006
2007
2008
2009
YTD2010
Through 9 months



Free Cash Flow Per Share
$0.20
$0.15
$0.10
$0.05
$0.00
($0.05)
($0.10)
($0.15)
$0.00
($0.07)
($0.03)
$0.01
$0.08
$0.13
$0.18
($0.10)
2003
2004
2005
2006
2007
2008
2009
YTD2010
Through 9 months

Balance Sheet

Summary Balance Sheet Data

	YTD2010	2009	2008	2007	2006	2005
		At December 31,				
			(In thousands)			
Total current assets	$ 5,421	$ 4,412	$ 3,466	$ 1,842	$ 2,797	$ 5,081
Total assets	29,732	26,117	23,648	24,001	26,091	31,638
Total current liabilities	6,686	5,776	3,938	4,968	6,343	6,049
Total liabilities	12,664	9,551	10,184	11,866	14,462	15,068
Total stockholders' equity	17,068	16,566	13,464	12,134	11,629	16,570
Cash and cash equivalents	$ 2,285	$ 2,008	$ 1,561	$ 540	$ 754	$ 2,358
Resticted cash	-	800	-	-	-	-
Total cash, cash equivalents and restricted cash	$ 2,285	$ 2,808	$ 1,561	$ 540	$ 754	$ 2,358
Short-term and long-term debt	$ 5,978	$ 6,317	$ 7,381	$ 8,505	$ 10,070	$ 10,802
Warrant valuation discounts	-	-	307	473	639	807
Total debt	$ 5,978	$ 6,317	$ 7,688	$ 8,978	$ 10,709	$ 11,609

Comparison to Publicly Traded Competitors

	Global Axcess	Cardtronics	Access to Money	Coinstar
Industry	ATM & Self Service	ATM	ATM	Self Service
Stock Symbol	GAXC.ob	CATM	AEMI.ob	CSTR
Market Cap (11/30/10)	$11.9M	$714.0M	$8.3M	$2.0B
Stock Price (11/30/10)	$0.54	$16.90	$0.25	$64.44
Employees (12/31/09)	48	430	67	2,600
# of ATM/Kiosks (9/30/10)	4,900	33,500	11,000	47,400*
Quarterly Revenue Growth (YoY)	8.7%	6.2%	-13.5%	42.0%
YTD Revenue (9/30/10)	$16.7M	$397.3M	$21.7M	$1.0B
YTD Gross Margin % (9/30/10)	44.0%	32.2%	46.1%	26.2%
YTD Operating Margin % (9/30/10)	4.9%	12.7%	10.4%	9.6%
YTD Net Income (9/30/10)	$343,000	$29.8M	$604,000	$39.3M**
YTD EPS – Basic (9/30/10)	$0.02	$0.71	$0.03	$1.39**

*DVD kiosks (28,500) and coin-counting machines (18,900); money transfer and e-payment businesses sold in 2010

**Basic earnings per share from continuing operations attributable to Coinstar, Inc.

Valuation Metrics

• P/E Ratio (11/30/10):	4.20
• P/S Ratio (11/30/10):	0.55
• P/B Ratio (11/30/10):	0.69
• Market Cap (11/30/10):	$11.9M
• 2008 EBITDA:	$4.4M
• 2009 EBITDA:	$4.1M
• Enterprise value/EBITDA:	4.2x

Questions